UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2026

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.086 per share	EZRA	The NASDAQ Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.086 per share	RELIW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 29, 2026, Reliance Global Group, Inc. (the “Company”) closed its previously announced public offering (the “Offering”) of 7,407,408 shares of the Company’s common stock, par value $0.086 per share (the “Common Stock”) (or pre-funded warrants to purchase shares of Common Stock (the “Pre-Funded Warrants”) in lieu thereof), together with warrants to purchase up to 14,814,816 shares of Common Stock (the “Common Warrants” and, together with the shares of Common Stock (or Pre-Funded Warrants) and the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants and Common Warrants, the “Securities”), at a combined public offering price of $0.27 per share (or $0.269 per Pre-Funded Warrant, in each case, in lieu of a share) and accompanying Common Warrants.

The Common Warrants are exercisable upon issuance at an exercise price of $0.27 per share and will expire two years from the initial exercise date. For each share of Common Stock (or Pre-Funded Warrant) issued in the Offering, the purchaser received two (2) Common Warrants, each exercisable for one (1) share of Common Stock, subject to customary anti-dilution adjustments.

H.C. Wainwright & Co., LLC (the “Placement Agent”) acted as exclusive placement agent for the Offering on a reasonable best efforts basis. The Placement Agent did not purchase or sell any of the Securities for its own account and was not required to arrange for the purchase or sale of any specific number or dollar amount of Securities. The Offering was conducted without an escrow arrangement or a minimum offering amount, and the Securities were issued in a single closing delivery versus payment/receipt versus payment upon receipt of investor funds by the Company.

The gross proceeds to the Company from the Offering were approximately $2.0 million, before deducting the Placement Agent’s fees and other offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering for working capital, its M&A strategies and general corporate purposes.

In connection with the Offering, the Company agreed to pay the Placement Agent (i) a cash fee equal to 7.0% of the gross proceeds of the Offering, (ii) a management fee equal to 1.0% of the gross proceeds of the Offering and (iii) reimbursement of accountable expenses up to $65,000. The Company also agreed to issue placement agent warrants to purchase a number of shares of Common Stock equal to 7.0% of the aggregate number of shares of Common Stock and Pre-Funded Warrants sold to investors in the Offering (the “Placement Agent Warrants”). The Placement Agent Warrants have an exercise price of $0.3375 per share (125% of the public offering price per share of Common Stock) and will terminate on the two-year anniversary of the initial exercise date. The Placement Agent Warrants were registered as part of the registration statement for the Offering.

In connection with the Offering, each of the Company’s officers and directors entered into lock-up agreements with the Placement Agent pursuant to which, subject to customary exceptions, each such person has agreed not to offer for sale, contract to sell, sell, dispose of, pledge, hypothecate or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock for a period of 30 days following the closing of the Offering. The Placement Agent may waive the lock-up restrictions in its sole discretion and without notice.

In addition, pursuant to the securities purchase agreement entered into in connection with the Offering (the “Securities Purchase Agreement”), the Company agreed, subject to certain exceptions, (i) not to issue, enter into any agreement to issue, or announce the issuance or proposed issuance of any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock for 30 days after the closing of the Offering and (ii) not to effect or enter into an agreement to effect any issuance of any securities involving a variable rate transaction (as defined in the Securities Purchase Agreement) for a period of one year following the closing of the Offering. The Placement Agent may waive the restrictions described in this paragraph in its sole discretion and without notice.

The Offering was made pursuant to the Company’s registration statement on Form S-1 (File No. 333-292895), as amended, which was declared effective by the Securities and Exchange Commission (the “SEC”) on January 28, 2026, and a prospectus forming a part of such registration statement.

The foregoing summary is qualified in its entirety by reference to the forms of Common Warrant, Pre-Funded Warrant, Placement Agent Warrant, Lock-Up Agreement and Securities Purchase Agreement, as applicable, each of which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On January 28, 2026, the Company issued a press release announcing the pricing of the Offering and on January 29, 2026, the Company issued a press release announcing the closing of the Offering. A copy of each press release is furnished as Exhibits 99.1 and 99.2, respectively, hereto and is incorporated by reference into this Item 8.01.

The information in this Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1 and 99.2 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Common Warrant (Incorporated by reference to Exhibit 4.9 to the Registration Statement on Form S-1 filed with the SEC on January 23, 2026 (File No. 333-292895)).
4.2	Form of Pre-Funded Warrant (Incorporated by reference to Exhibit 4.10 to the Registration Statement on Form S-1 filed with the SEC on January 23, 2026 (File No. 333-292895)).
4.3	Form of Placement Agent Warrant (Incorporated by reference to Exhibit 4.11 to the Registration Statement on Form S-1 filed with the SEC on January 23, 2026 (File No. 333-292895)).
10.1	Form of Securities Purchase Agreement (Incorporated by reference to Exhibit 10.57 to the Registration Statement on Form S-1 filed with the SEC on January 23, 2026 (File No. 333-292895)).
10.2	Form of Lock-Up Agreement (Incorporated by reference to Exhibit 10.58 to the Registration Statement on Form S-1 filed with the SEC on January 23, 2026 (File No. 333-292895)).
99.1	Press Release, dated January 28, 2026
99.2	Press Release, dated January 29, 2026
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: February 3, 2026	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer